Waddell & Reed Advisors Funds

Supplement dated May 18, 2017 to the

Waddell & Reed Advisors Funds Statement of Additional Information

dated January 31, 2017

Effective immediately, the Waddell & Reed Advisors Wilshire Global Allocation Fund (formerly, the Waddell & Reed Advisors Asset Strategy Fund) is no longer offered in this Statement of Additional Information. As such, all references to that Fund are hereby deleted.

Supplement	Statement of Additional Information	1